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                                                                   EXHIBIT 10.17

                    AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

            Amendment No.1, dated as of November 30, 1998, to the Employment Agreement (the "Employment Agreement"), dated as of August 28, 1998, by and between G+G Retail, Inc., a Delaware corporation (the "Company") and Scott Galin, an individual residing in 60 Hickory Drive, East Hills, NY 11576 ( the "Executive").

            The parties hereto desire to amend the Employment Agreement.

            NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. Capitalized terms used but not defined herein shall have the meanings set forth in the Employment Agreement.

            2. The first paragraph of Section 3.2 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

      "3.2 Bonus Compensation

            The Company shall implement a bonus plan for the benefit of the senior management of the Company which plan shall provide for annual bonuses to be paid to eligible members of the Company's management based on the Company attaining certain annual EBITDA targets to be agreed upon and specified by the holders of a majority of the outstanding shares of Class A common stock of the Parent Company, par value $.001 per share, and a majority of the outstanding shares of Class B common stock of the Parent Company, par value $.001 per share."

            3. Except as specifically amended above, the Employment Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

            4. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

            5. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment No. 1 and all of which, when taken together, shall be deemed to constitute one and the same agreement.
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            IN WITNESS WHEREOF the parties hereto have entered into this
Amendment No. 1 on the date first written above.

                                G+G RETAIL, INC.

                                By:  /s/ Jay Galin
                                    -------------------------------

                                  /s/ Scott Galin
                                -----------------------------------
                                   Scott Galin


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